UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 17, 2003


                            GS Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-08               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2003-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of April 1, 2003 among Goldman Sachs Asset Backed Securities Corp., as Depositor, Goldman Sachs Mortgage Company as Seller, The Huntington National Bank, as Servicer, and JPMorgan Chase Bank, as Indenture Trustee.

     On November 17, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 17, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS AUTO LOAN TRUST 2003-1
-----------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  November 17, 2003           By: /s/  Michael A. Smith
                                  --------------------------------------------

                                   Michael A. Smith
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 17, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 17, 2003


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

                                              GS AUTO LOAN TRUST 2003-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                    November 17, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       118,614,000.00    12,610,046.79   12,610,046.79      15,026.97  12,625,073.76       0.00      0.00                0.00
A2       138,336,000.00   138,336,000.00    4,718,454.20     177,300.64   4,895,754.84       0.00      0.00      133,617,545.80
A3       124,956,000.00   124,956,000.00            0.00     216,173.88     216,173.88       0.00      0.00      124,956,000.00
A4       114,082,000.00   114,082,000.00            0.00     258,205.59     258,205.59       0.00      0.00      114,082,000.00
B         17,148,000.00    17,148,000.00            0.00      37,454.09      37,454.09       0.00      0.00       17,148,000.00
C          9,233,000.00     9,233,000.00            0.00      28,837.74      28,837.74       0.00      0.00        9,233,000.00
D         11,666,000.00    11,666,000.00            0.00      53,469.17      53,469.17       0.00      0.00       11,666,000.00
CERT               0.00             0.00            0.00           0.00           0.00       0.00      0.00                0.00
TOTALS   534,035,000.00   428,031,046.79   17,328,500.99     786,468.08  18,114,969.07       0.00      0.00      410,702,545.80
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36292RAA9        106.31162249    106.31162249   0.12668800   106.43831049        0.00000000      A1           1.300000 %
A2      36292RAB7      1,000.00000000     34.10864995   1.28166667    35.39031662      965.89135005      A2           1.538000 %
A3      36292RAC5      1,000.00000000      0.00000000   1.73000000     1.73000000    1,000.00000000      A3           2.076000 %
A4      36292RAD3      1,000.00000000      0.00000000   2.26333330     2.26333330    1,000.00000000      A4           2.716000 %
B       36292RAE1      1,000.00000000      0.00000000   2.18416667     2.18416667    1,000.00000000      B            2.621000 %
C       36292RAF8      1,000.00000000      0.00000000   3.12333369     3.12333369    1,000.00000000      C            3.748000 %
D       36292RAG6      1,000.00000000      0.00000000   4.58333362     4.58333362    1,000.00000000      D            5.500000 %
TOTALS                   801.50373438     32.44824963   1.47269014    33.92093977      769.05548475
-----------------------------------------------------------------------------------------------------  ---------------------------
    ***** Final Installment of Principal & Interest Due on Class A1 Notes

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               STANISLAV PERTSEV
              JPMorgan Chase Bank - Structured Finance Services NY
                    4 NEW YORK PLAZA FLR 6, SBS-ABS 6/ 4NYP,
                            New York, New York 10004
                              Tel: (212) 623-5183
                              Fax: (212) 623-5933
                     Email: STANISLAV.PERTSEV@JPMORGAN.COM
                     ---------------------------------------

Sec. 5.07 (a),(b)    Collections received with respect to the Receivables
                                            Payments Collected Attributed to Principal                              7,830,787.01
                                            Accounts Paid in Full                                                   7,653,264.91
                                            Liquidated Receivables(including Cram-downs)                              543,638.09
                                            Repurchased Receivables                                                         0.00
                                            Small Balance Write Offs(<=$25)                                                27.84
                                            Other Principal Reductions                                                      0.00

                                            Payments Collected Attributable to Interest                             2,953,121.69

Sec. 5.07 (c),(d)    Principal Allocations
    (e),(f)                                 Regular Principal Allocation                                           16,765,108.86
                                            Regular Principal Allocation per $1,000 original principal balance         31.78566403
                                            First Allocation of Principal                                                     0.00
                                            First Allocation of Principal per $1,000 original principal balance         0.00000000
                                            Second Allocation of Principal                                                    0.00
                                            Second Allocation of Principal per $1,000 original principal balance        0.00000000
                                            Third Allocation of Principal                                               563,392.13
                                            Third Allocation of Principal per $1,000 original principal balance         1.06815847

Sec. 5.07 (g)        Pool Balance
                                            Beginning Pool Balance                                                  431,829,372.51
                                            Ending Pool Balance                                                     415,801,654.66

Sec. 5.07 (h)        Principal Distribution Amounts
                                            Principal Distribution - A-1                                             12,610,046.79
                                            Principal Distribution - A-2                                              4,718,454.20
                                            Principal Distribution - A-3                                                      0.00
                                            Principal Distribution - A-4                                                      0.00
                                            Principal Distribution - B                                                        0.00
                                            Principal Distribution - C                                                        0.00
                                            Principal Distribution - D                                                        0.00

Sec. 5.07(i),(j)     Fees Paid
                                            Servicing Fee                                                               359,857.81
                                            Servicing Fee per $1,000 original principal balance                         0.68226932
                                            Reimbursement of Servicing Advances                                           5,131.20
                                            Reimbursement of Servicing Advances per $1,000 original principal balance    0.00972845
                                            Reimbursement of Previous Monthly Int Advances                               180,039.50
                                            Reimbursement of Prev Monthly Int Advances per $1,000 original prin balance  0.34134434
                                            Owner Trustee Fee                                                                833.33
                                            Owner Trustee Fee per $1,000 original principal balance                      0.00157994
                                            Indenture Trustee Fee                                                            662.50
                                            Indenture Trustee Fee per $1,000 original principal balance                  0.00125606

Sec. 5.07 (k)        Current Period Losses
                                            Realized Losses                                                              309,794.78
                                            Cram Down Losses                                                                   0.00

Sec. 5.07 (l),(o)    Current Period Liquidated or Purchased Receivables
                                            Principal Balance of Liquidated/Defaulted Receivables                        543,638.09
                                            Principal Balance of Repurchased Receivables                                       0.00

Section 5.07(m)      Delinquency Information
                                             Group Totals
                                                                                      Principal
                                             Period                Number               Balance              Percentage
                                            30-59 days                    147            2,362,764.00                  0.57 %
                                            60-89 days                     49              744,002.82                  0.18 %
                                            90+days                        51              872,298.00                  0.21 %
                                             Total                        247            3,979,064.82                  0.96 %

Sec. 5.07 (n)        Interest Distribution Amounts
                                            Interest Distribution - A-1                                           15,026.97
                                            Interest Carryover Shortfall - A-1                                         0.00
                                            Cumulative Interest Carryover Shortfall - A-1                              0.00

                                            Interest Distribution - A-2                                          177,300.64
                                            Interest Carryover Shortfall - A-2                                         0.00
                                            Cumulative Interest Carryover Shortfall - A-2                              0.00

                                            Interest Distribution - A-3                                          216,173.88
                                            Interest Carryover Shortfall - A-3                                         0.00
                                            Cumulative Interest Carryover Shortfall - A-3                              0.00

                                            Interest Distribution - A-4                                          258,205.59
                                            Interest Carryover Shortfall - A-4                                         0.00
                                            Cumulative Interest Carryover Shortfall - A-4                              0.00

                                            Interest Distribution - B                                             37,454.09
                                            Interest Carryover Shortfall - B                                           0.00
                                            Cumulative Interest Carryover Shortfall - B                                0.00

                                            Interest Distribution - C                                             28,837.74
                                            Interest Carryover Shortfall - C                                           0.00
                                            Cumulative Interest Carryover Shortfall - C                                0.00

                                            Interest Distribution - D                                             53,469.17
                                            Interest Carryover Shortfall - D                                           0.00
                                            Cumulative Interest Carryover Shortfall - D                                0.00


Sec. 5.07 (p)        Repossession Information (Total Inventory)
                                            Number of Receivables as to which vehicles have been Repossessed                   55
                                            Balance of Receivables as to which vehicles have been Repossessed        1,055,001.63

Sec. 5.07 (q)        Extension Information
                                            Number of Extensions Granted                                                      533
                                            Principal Amount of Extensions Granted                                   8,766,712.34

Sec. 5.07 (r)        Overcollateralization Amounts
                                            Overcollateralization Target Amount                                      8,316,033.09
                                            Ending Overcollateralization Amount                                      5,099,108.86

Sec. 5.07 (s)        Cumulative Net Loss Ratio                                                                           0.1751 %

Sec. 5.07 (t)        Annualized Net Loss Ratio                                                                           0.4080 %

Sec. 5.07 (u)        Three-Month Annualized Net Loss Ratio                                                               0.6439 %

Sec. 5.07 (v)        Pool Delinquency Percentage                                                                         0.8881 %

Sec. 5.07 (w)        WAC                                                                                                 7.5283 %

Sec. 5.07 (w)        WAM                                                                                                51.0510 %


    ***** Final Installment of Principal & Interest Due on Class A1 Notes


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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